UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 10, 2017, Validus Holdings, Ltd. ("Validus" or the "Company") issued a press release announcing that Kean Driscoll has been named President of the Company, effective immediately. Mr. Driscoll will continue to serve as the Chief Executive Officer of Validus Reinsurance, Ltd. (“Validus Re”), the position he has held since 2012.
     Mr. Driscoll is a founding member of the Company, and previously served as Chief Underwriting Officer of Validus Re. Mr. Driscoll has over 20 years of experience as a reinsurance underwriter, and was previously with Quanta Re, and Zurich Re N.A. (Converium). Mr. Driscoll currently serves as the Chairman of the Board of Directors of the Reinsurance Association of America.
     The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual General Meeting of Shareholders
At the annual general meeting of shareholders of the Company held on May 10, 2017, the shareholders of the Company approved the following:

(a)	The election of three Class I Directors of the Company:

Director	For	Withheld	Broker Non-Votes
Matthew J. Grayson	69,794,811	1,055,294	2,226,350
Jean-Marie Nessi	60,388,135	10,461,970	2,226,350
Mandakini Puri	69,290,398	1,559,707	2,226,350

(b)
The approval, by a non-binding advisory vote, of the executive compensation payable to the Company's named executive officers as described in the Executive Compensation section of the Company's Proxy Statement dated March 16, 2017, including the Compensation Discussion and Analysis:

For	Against	Abstain	Broker Non-Votes
65,644,439	5,095,220	110,446	2,226,350

(c)	The selection, by a non-binding advisory vote, of the frequency at which shareholders of the Company will be asked to approve the compensation paid by the Company to its named executive officers:

1 year	2 years	3 years	Abstain
63,377,227	1,426,302	6,034,149	12,427

(d)	The approval of the selection of PricewaterhouseCoopers, Ltd. to act as the independent registered public accounting firm of the Company for the year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
72,689,786	318,560	68,109	2,226,350

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release ("KEAN DRISCOLL NAMED PRESIDENT OF VALIDUS HOLDINGS, LTD.") dated May 10, 2017.
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President and General Counsel